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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                  EXHIBIT 10.7.3

                               THIRD AMENDMENT TO
                 TECHNOLOGY DEVELOPMENT AND SERVICES AGREEMENT

This Third Amendment ("Third Amendment") to the Technology Development and Services Agreement dated October 2, 1995, as amended through March 1, 1999 (the "Agreement") is made and entered into as of December 1, 1999 by LYNX THERAPEUTICS, INC., a Delaware corporation, for itself and its wholly-owned subsidiaries, including SPECTRAGEN, INC., (collectively referred to as "Lynx"), Aventis Pharmaceutical Inc., which changed its name from Hoechst Marion Roussel, Inc. as of December 15, 1999, a Delaware corporation for itself and its affiliates other than AgrEvo ("HMRI") and Aventis CropScience GmbH, which is in the process of changing its name from Hoechst Schering AgrEvo GmbH, a German corporation and an affiliate of HMRI (referred to as "AgrEvo").

                                   RECITALS

     WHEREAS, HMRI has the right under the Agreement to secure nonexclusive access to Lynx's library analysis and other subscription services for itself and all of its affiliates in accordance with the terms of the Agreement at any time up to [*];

     WHEREAS, HMRI and Lynx desire to extend the time period during which HMRI may activate its subscription for Lynx's services under the Agreement;

     WHEREAS, the parties wish to enter into this Third Amendment for the purpose of providing such extension.

     NOW THEREFORE, in consideration of the foregoing premises and the covenants and promises contained in this Third Amendment, the parties agree to amend Section 5.1 of the Agreement to read as follows:


     "5.1 As to AgrEvo, this Agreement shall expire at the end of the initial AgrEvo subscription period provided for in Section 3.9 or, if such initial subscription is renewed under Section 3.9, at the end of the last subscription period to be paid for by AgrEvo. As to HMRI, this Agreement shall expire on [*] if HMRI has not by that date notified Lynx of its determination to activate its subscription pursuant to Section 2.4. If such subscription is activated before such date, this Agreement shall expire as to HMRI at the end of the initial HMRI subscription period provided for in Section 3.2 or, if such subscription period is renewed under Section 3.3, at the end of the last subscription period to be paid for by HMRI under Section 3.3. The subscription of AgrEvo may be further extended by agreement with Lynx on the terms of conditions of any such further extension prior to expiration of the last renewal period available under Section 3.9. If the Agreement terminates as to HMRI on [*], Lynx agrees that HMRI shall be entitled to a


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credit of [*] with regard to any future technology access fee and any such technology access fee and subscription fee shall be reduced as set forth in this Second Amendment."

        IN WITNESS WHEREOF, the parties hereto have duly executed this Third Amendment as of the date first written above.

LYNX THERAPEUTICS, INC.                 AVENTIS CROSCIENCE GmbH

By:    /s/ Norman Russell               By:   /s/ Wm. Winter
   -------------------------------         ------------------------------------
Title: President and CEO                Title: Head of Field Seeds
      ----------------------------            ---------------------------------
Date:  20th December 1999
      ----------------------------
                                        By:   /s/ Walter Dannigkeit
                                           ------------------------------------
                                        Title: Head of Business Line Seeds/Crop
                                               Improvement
                                              ---------------------------------

                                        Date:  6.3.2000
                                             ----------------------------------

AVENTIS PHARMACEUTICALS INC.

By:    /s/ Frank L. Douglas
   -------------------------------
Title: Executive Vice President
      ----------------------------
Date:  Dec. 23, 1999
     -----------------------------

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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